                                                                   Exhibit 10.34

                             PAINE WEBBER GROUP INC.

                     SUPPLEMENTAL EMPLOYEE'S RETIREMENT PLAN

                                       FOR

                             CERTAIN SENIOR OFFICERS

               (As amended and restated effective January 1, 1999)
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                                TABLE OF CONTENTS

                                                                            Page

1.    Purpose                                                                 1

2.    Definitions and Construction                                            1
      (a)   Definitions                                                       1
      (b)   Construction                                                      6

3.    Continuity and Eligibility                                              7
      (a)   Continuity                                                        7
      (b)   Participants                                                      7
      (c)   Reemployment                                                      7
      (d)   Deferred Compensation Agreement                                   7

4.    Administration                                                          7
      (a)   General Authority                                                 7
      (b)   Plan Administrator                                                7
      (c)   Actions; Indemnification                                          8

5.    Vesting of Benefits                                                     8
      (a)   Initial Continuing Participants                                   8
      (b)   Other Participants                                                8
      (c)   Forfeiture                                                        8
      (d)   Competing Employment                                              8

6.    Normal Retirement Benefit                                               9
      (a)   Eligible Participants                                             9
      (b)   Amount of Normal Retirement Benefit                               9

7.    Early Retirement Benefit                                                9
      (a)   Eligible Participants                                             9
      (b)   Amount of Early Retirement Benefit                               10
      (c)   Early Retirement Reduction Factor                                10

8.    Disability Retirement Benefit                                          10
      (a)   Eligible Participants                                            10
      (b)   Amount of Disability Retirement Benefit                          10
      (c)   Recovery from Disability                                         11

9.    Other Retirement Income                                                11
      (a)   From Pension Plan and Any Other Pension Plan                     11
      (b)   From Social Security                                             12
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                                                                            Page

10.   Death Benefit to Surviving Spouse                                      13
      (a)   Eligibility for Surviving Spouse Benefit                         13
      (b)   Amount of Surviving Spouse Benefit                               13

11.   Forms of Payment                                                       13
      (a)   Benefit Forms                                                    13
      (b)   Election Procedures                                              14

12.   Variable Annuity Procedures                                            14
      (a)   Right to Elect                                                   14
      (b)   Operational Procedures for the Variable Annuity                  15
      (c)   Variable Annuity Adjustments                                     16
      (d)   Mortality Risk; Residual Assets                                  17
      (e)   Death of a Participant                                           17
      (f)   Special Definitions                                              17

13.   Change in Control                                                      18
      (a)   Changes to the Vesting Schedule                                  18
      (b)   Adjustment to the Service Fraction                               19
      (c)   Elimination of Early Retirement Factors                          19
      (d)   Effect on Section 5(d)                                           19
      (e)   Lump-Sum Payment                                                 19
      (f)   Required Trust Contribution                                      19
      (g)   Investment of Trust Fund Assets                                  20

14.   Trust Fund                                                             20
      (a)   Contributions                                                    20
      (b)   Assets of the Trust Fund                                         20

15.   Actuarial Equivalent                                                   20

16.   Amendment and Termination                                              21

17.   Claims Procedure                                                       21
      (a)   Initial Claim                                                    21
      (b)   Appeal to the Compensation Committee                             21
      (c)   Finality                                                         21
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                                                                            Page

18.   Miscellaneous                                                          22
      (a)   No Right to Continued Employment                                 22
      (b)   Spendthrift Provision                                            22
      (c)   Payment of Expenses                                              22
      (d)   Payment of Taxes                                                 22
      (e)   Unfunded                                                         23
      (f)   Unsecured Promise to Pay                                         23
      (g)   Successors                                                       23
      (h)   Tax Withholding                                                  23
      (i)   Headings and Captions                                            23
      (j)   Governing Law                                                    24
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                             Paine Webber Group Inc.
                     Supplemental Employee's Retirement Plan
                           for Certain Senior Officers

            1. Purpose. The Plan is maintained by PWG for the purpose of providing Participants with a means of supplementing the retirement benefits provided to them under the other retirement plans and programs sponsored by PaineWebber. The Plan is intended to be a plan which is unfunded within the meaning of ERISA and the Code and maintained by PWG primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees within the meaning of Section 201(2) of ERISA.

            2. Definitions and Construction.

            (a) Definitions. As used in the Plan, the following capitalized words shall have the meanings set forth below:

            "Actuarial Equivalent" has the meaning set forth in Section 15.

            "Actuary" means the actuary for the Pension Plan, as selected by the Plan Administrator from time to time.

            "Base Salary" means the highest annual rate of base salary paid to a Participant, on or before December 31, 1998, by PaineWebber while employed thereby, exclusive of commissions, draw, bonuses, severance and other irregular or special compensation, except as may be provided otherwise by the Compensation Committee, but including employee deferrals of base salary under (i) the PaineWebber Savings Plus Plan, (ii) any Deferred Compensation Agreement between PaineWebber and a Participant, (iii) the PaineWebber PartnerPlus Plan or the PaineWebber PartnerPlus Plan for Branch Managers or (iv) any other similar PaineWebber pension, welfare, deferred compensation or other plan designated by the Plan Administrator. Increases to a Participant's Base Salary on or after December 31, 1998 shall not be taken into account for any purpose under the Plan.

            "Beneficiary" means the person or persons designated in writing in a form prescribed by the Plan Administrator as a beneficiary or contingent annuitant for purposes of the optional forms of benefit set forth in
      Section 11(a). No Beneficiary designation shall be effective unless it is in writing and received by the Plan Administrator prior to the date that the payment of the Plan Benefit commences under the Plan. A trust or other entity may be designated as a Participant's Beneficiary under the ten-year certain and life option, but not under a contingent annuitant option.
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            "Board" means the Board of Directors of PWG.

            "Cause" means (i) a Participant's conviction or plea of no contest to a felony involving the business of PaineWebber, (ii) a Participant's fraud against the business of PaineWebber as determined by the Compensation Committee, (iii) any intentional act or omission by a Participant not undertaken in the good faith belief that it was in pursuit of the business of PaineWebber and which is intended to cause and does cause material injury to the financial condition of PaineWebber, or (iv) a Participant's continued and repeated failure to perform the material duties of the Participant's position with PaineWebber (other than by reason of approved leave of absence, illness or disability) after the Participant has received written notice from PaineWebber of such failure.

            "Change in Control" shall mean the occurrence of any of the following events:

                        (i) Any "person" (as such term is used in Sections 13(d)
                  and 14(d) of the Exchange Act, other than PWG, a Subsidiary, any trustee or other fiduciary holding securities under an employee benefit plan of PWG or a Subsidiary, or any corporation owned, directly or indirectly, by the stockholders of PWG in substantially the same proportions as their contemporaneous ownership of voting securities of PWG, is or becomes a "20% Beneficial Owner."

                  For purposes of this provision, a "20% Beneficial Owner" means a person who is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of PWG representing 20% or more of the combined voting power of PWG's then-outstanding voting securities; provided that (A) the term "20% Beneficial Owner" shall not include any beneficial owner who has exceeded such 20% threshold solely as a result of an acquisition of securities directly from PWG, or solely as a result of an acquisition by PWG of PWG securities, until such time thereafter as such person acquires additional voting securities other than directly from PWG and, after giving effect to such acquisition, such person would constitute a 20% Beneficial Owner; and (B) with respect to any person who is and remains eligible to file a Schedule 13G pursuant to Rule 13d-1(b)(1) of the Exchange Act with respect to PWG securities, there shall be excluded from the number of securities deemed to be beneficially owned by such person for purposes of determining whether such person is a 20% Beneficial Owner a number of securities representing 10% of the combined voting power of PWG's then-outstanding voting securities;

                        (ii) during any period of two consecutive years,
                  individuals who, at the beginning of such period, constitute the Board, together with any new director (other than a director designated by a person who has entered into an agreement with PWG to effect a transaction described in
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                  paragraph (i), (iii), or (iv) hereof) whose election by the
                  Board or nomination for election by PWG's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

                        (iii) the stockholders of PWG approve a merger,
                  consolidation, recapitalization, or reorganization of PWG, or a reverse stock split of any class of voting securities of PWG, or the consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 80% of the total voting power represented by the voting securities of PWG or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 80% of the combined voting power of the voting securities of PWG outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 80% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of PWG or such surviving entity or of any subsidiary of PWG or such surviving entity;

                        (iv) the stockholders of PWG approve a plan of complete
                  liquidation of PWG or an agreement for the sale or disposition by PWG of all or substantially all of PWG's assets (or any transaction having a similar effect); or

                        (v) any other event which the Board determines shall
                  constitute a Change in Control for purposes of this Plan.

            "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

            "Compensation Committee" means the Compensation Committee of the Board, as constituted from time to time.

            "Continuous Employment" means the period beginning on a Participant's employment commencement date with PaineWebber and ending on his severance date from PaineWebber, as determined by the Plan Administrator in accordance with the rules and procedures for calculating "continuous employment" under the Pension Plan, but without regard to whether the Participant is eligible to participate in the Pension Plan.

            "Deferred Compensation Agreement" means a written agreement between a Participant and PWG setting forth a Participant's right to receive certain deferred compensation benefits from PaineWebber.

            "Disability" means any physical or mental injury or disorder of a Participant which precludes the continued employment of a Participant and which is evidenced by the Participant's eligibility to receive disability benefits under the PaineWebber Long-Term Disability Plan (or a determination by the Plan Administrator that such Participant would be eligible to receive disability benefits if then participating in such plan).

            "Effective Date" means January 1, 1999.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the applicable rulings and regulations thereunder.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

            "FICA and HI Taxes" means the employee portion of Social Security tax under the Federal Insurance Contribution Act and Medicare tax.

            "Initial Continuing Participants" means the individuals designated as such by the Compensation Committee.

            "Investment Manager" means a person appointed to direct the investment of some or all of the assets of the Trust Fund.

            "Normal Retirement Date" means the first day of the month coincident with or next following the later of (i) the date of the Participant's sixty-fifth birthday and (ii) the fifth anniversary of the date on which the Participant's Continuous Employment commenced.

            "Other Participants" means the individuals (other than the Initial Continuing Participants) who were participating in or eligible for benefits under the Plan immediately prior to the Effective Date.

            "Other Pension Plan" means any U.S. or non-U.S. long-term disability, pension or retirement plan, other than the Pension Plan, sponsored by PaineWebber or to which PaineWebber contributes or accrues benefits on behalf of a Participant, including any long-term disability or retirement program mandated or permitted by a foreign jurisdiction; provided, however, that Other Pension Plan shall not include the PaineWebber Savings Investment Plan, the Deferred Compensation Agreement, the PaineWebber PartnerPlus Plan or the PaineWebber PartnerPlus Plan for Branch Managers.
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            "Other Retirement Income" has the meaning set forth in Section 9, and includes the benefits payable in respect of a Participant pursuant to the Pension Plan, any Other Pension Plan and the Social Security Act.

            "PaineWebber" means PWG and each of its Subsidiaries.

            "Participants" means the Initial Continuing Participants and the Other Participants.

            "Pension Plan" means the PaineWebber Pension Plan, as amended from time to time.

            "Plan" means this Paine Webber Group Inc. Supplemental Employee's Retirement Plan for Certain Senior Officers, as amended and restated as of the Effective Date.

            "Plan Administrator" means the person serving from time to time as the Director of Human Resources for PWI or such other person designated as the Plan Administrator by the Compensation Committee.

            "Plan Agreement" means a written agreement between a Participant and PWG setting forth the Participant's rights to benefits under the Plan.

            "Plan Benefit" means a monthly benefit of a Participant determined in accordance with Section 6, Section 7 or Section 8 or a monthly benefit to a surviving Spouse under Section 10.

            "Prior Plan Restatement" means the terms of the Plan in effect prior to the Effective Date.

            "PWG" means Paine Webber Group Inc., a Delaware corporation, and any successor thereto.

            "PWI" means PaineWebber Incorporated, a Delaware corporation, and any successor thereto.

            "Retirement" means the first day of the month on which a Plan Benefit is paid to a Participant.

            "Social Security Act" or "Social Security" means the Social Security Act of 1935, as amended, and the applicable rulings and regulations thereunder.

            "Spouse" means the spouse of a Participant who has been legally married to the Participant under the laws of the jurisdiction in which the marriage was contracted for a period of at least one year immediately prior to the Participant's death or one year immediately prior to Retirement.
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            "Subsidiary" means any corporation of which PWG directly or indirectly controls 50% or more of the total combined voting power entitled to vote in the election of directors.

            "Trust" means the grantor trust established by written agreement between PWG and the Trustee for the purpose of accumulating funds to assist PaineWebber in meeting its obligations under the Plan, of which PWG is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code. The establishment of the Trust is not intended in any way to affect the status of the Plan as "unfunded" for purposes of ERISA and the Code.

            "Trust Agreement" means the written agreement between PWG and the Trustee, as amended from time to time.

            "Trust Fund" means the assets of the Trust.

            "Trustee" means any bank or trust company (i) that is not affiliated with PaineWebber and that has, at the time of appointment, trust assets under management of at least $10 billion and (ii) with which PWG has entered into the Trust Agreement pursuant to which such institution has agreed to administer the Trust and to hold and distribute the assets of the Trust Fund.

            "Year of Continuous Employment" means each completed twelve-month period of Continuous Employment. For purposes of the Plan, partial Years of Continuous Employment shall be determined based on completed months of Continuous Employment.

            (b) Construction. When used herein, unless the context clearly requires otherwise, the masculine pronoun shall be deemed to include the feminine, and a singular noun or pronoun shall be deemed to include the plural form.

            3. Continuity and Eligibility.

            (a) Continuity. As of the Effective Date, the terms and provisions of the Plan as set forth herein supersede and replace the provisions of the Prior Plan Restatement for all Participants.

            (b) Participants. On and after the Effective Date, subject to
Section 3(d), only individuals who were participating in the Plan prior to the Effective Date shall be eligible for Plan Benefits.

            (c) Reemployment. If a Participant terminates Continuous Employment without a vested right to receive a benefit under this Plan and subsequently resumes Continuous Employment, he shall not again become a Participant under the Plan.

            (d) Deferred Compensation Agreement. Anything in the Plan or in the Prior Plan Restatement to the contrary notwithstanding, no individual who participated in the Plan prior to the Effective Date and who is a party to a Deferred Compensation Agreement that provides that such agreement supersedes or replaces the Plan shall, on or after the Effective Date, be eligible for any Plan Benefits.

            4. Administration.

            (a) General Authority. The general supervision of the Plan shall be the responsibility of the Compensation Committee, which, in addition to such other powers as it may have as provided herein, shall have the power: (i) to make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan; (ii) to interpret and construe the Plan and the rules and regulations of the Compensation Committee, to resolve ambiguities, inconsistencies or omissions in the text of the Plan and to take such other action as may be necessary or advisable for the orderly administration of the Plan; (iii) to make any and all factual determinations in connection with the administration and implementation of the Plan; (iv) to delegate to any person the authority to carry out such administrative duties, powers and authority relative to the administration of the Plan as the Compensation Committee may determine; and (v) to review actions taken by the Plan Administrator or any other person to whom authority is delegated under the Plan.

            (b) Plan Administrator. The Plan Administrator shall be responsible for the day-to-day operation of the Plan, having the power (except to the extent such power is reserved to the Compensation Committee) to take all action and to make all decisions necessary or proper in order to carry out his duties and responsibilities under the provisions of the Plan. If the Plan Administrator is a Participant, the Plan Administrator shall not resolve, or participate in the resolution of, any question which relates directly or indirectly to him and which, if applied to him, would significantly vary his eligibility for, or the amount of, any benefit to him under the Plan. The Plan Administrator shall report to the Compensation Committee at such times as the Compensation Committee shall request concerning the operation of the Plan.

            (c) Actions; Indemnification. The members of the Compensation Committee, the Plan Administrator and any officer or employee of PaineWebber to whom responsibilities are delegated by the Compensation Committee or the Plan Administrator shall not be liable for any actions or failure to act hereunder. PaineWebber shall indemnify and hold harmless, to the fullest extent permitted by law, the Compensation Committee (and each member thereof), the Plan Administrator and any officer or employee of PaineWebber to whom responsibilities are delegated by the Compensation Committee or the Plan Administrator from and against any liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by PaineWebber) incurred by or asserted against it or him by reason of its or his duties performed in connection with the operation or administration of the Plan.

            5. Vesting of Benefits.

            (a) Initial Continuing Participants. Subject to Section 5(d), the Plan Benefit of each Initial Continuing Participant shall be fully vested and nonforfeitable.

            (b) Other Participants. Subject to Section 5(d), the Plan Benefit of each Other Participant shall be fully vested and nonforfeitable upon the earlier to occur of (i) the Participant's attaining at least ten Years of Continuous Employment and at least age fifty while in Continuous Employment and (ii) the Participant's attaining at least five Years of Continuous Employment and at least age fifty-five while in Continuous Employment. Both the age and service requirement must be satisfied while in Continuous Employment in order for an Other Participant to vest in his Plan Benefit.

            (c) Forfeiture. Any Participant who terminates Continuous Employment prior to vesting in his Plan Benefit shall forfeit all rights to payments and benefits under the Plan, the Trust or any applicable Plan Agreement.

            (d) Competing Employment. Each Participant (i) whose employment with PaineWebber is terminated prior to attaining age sixty and (ii) who, at any time during the one-year period following such termination of employment, becomes an owner, principal, officer, employee, consultant or investor in a financial services organization which is in substantial and direct competition with the then core or basic lines of business of PaineWebber (whether or not a Participant personally participates in any such competitive activities) shall not be entitled to receive any benefits to which such Participant (or the Participant's Beneficiary) is otherwise entitled to receive under the Plan and which have not yet been paid. For purposes of this Section 5(d), (i) any passive investment which constitutes less than one percent by vote or market value of the outstanding equity interests of a corporation, partnership or other business entity, any of whose equity interests are regularly traded on a recognized securities exchange, shall be disregarded; and (ii) whether or not any financial services organization is in substantial and direct competition with the then core or basic lines of business of PaineWebber shall be determined by the Compensation Committee in its sole judgment. If requested in writing by a Participant, the Compensation Committee shall inform the Participant within a reasonable period of time following its receipt of the Participant's written request as to whether or not any particular organization would be considered a "financial services organization in substantial and direct competition with PaineWebber."

            6. Normal Retirement Benefit.

            (a) Eligible Participants. A Participant who has a vested Plan Benefit shall be entitled to retire under the Plan on his Normal Retirement Date and receive a monthly benefit in the form of a single-life annuity commencing on his Normal Retirement Date.

            (b) Amount of Normal Retirement Benefit. The monthly amount payable under this Section 6 shall be equal to one-twelfth of the annual amount determined in accordance with the formula ((P x C x F) - R) x E, where

                        P equals (i) 1.0 for each Initial Participant and (ii)
                  .75 for each Other Participant;

                        C equals the Participant's Base Salary;

                        F equals a fraction (not greater than one), the
                  numerator of which is the number of Years of Continuous Employment (not greater than fifteen) credited to the Participant as of the date of the Participant's termination of Continuous Employment and the denominator of which is fifteen;

                        R equals the Participant's Other Retirement Income, as
                  determined in accordance with Section 9; and

                        E equals 1.0.

            7. Early Retirement Benefit.

            (a) Eligible Participants. A Participant who terminates Continuous Employment with a vested Plan Benefit and prior to attaining age fifty-five shall be eligible to elect to begin receiving an early retirement benefit hereunder in the form of a single-life annuity commencing on the first day of any month following the month in which the Participant attains age fifty-five and prior to his Normal Retirement Date. A Participant who terminates Continuous Employment with a vested Plan Benefit after attaining age fifty-five shall be eligible to elect to begin receiving an early retirement benefit hereunder in the form of a single-life annuity commencing on the first day of any month following the month in which the Participant terminates Continuous Employment and prior to his Normal Retirement Date.

            (b) Amount of Early Retirement Benefit. The monthly amount of a Participant's early retirement benefit payable under this Section 7 shall be equal to one-twelfth of the amount determined in accordance with the formula ((P x C x F) - R) x E, where P, C and F are as defined in Section 6, where R is as determined in Section 9 and where

                        E equals the early retirement factor as determined in
                  accordance with Section 7(c).

            (c) Early Retirement Reduction Factor. The early retirement factors applicable to an early retirement benefit payable under this Section 7 shall be 100% less the sum of (i) twenty-five hundredths percent (0.25%) for each month by which the later of (A) the initial payment date of the early retirement benefit and (B) the first day of the month coincident with or next following the Participant's sixtieth birthday precedes the Normal Retirement Date; plus (ii) one-half percent (0.5%) for each month by which the initial payment date of the early retirement benefit precedes the first day of the month coincident with or next following the date that the Participant attains his sixtieth birthday.

            8. Disability Retirement Benefit.

            (a) Eligible Participants. If a Participant terminates Continuous Employment by reason of a Disability and if he shall have completed five Years of Continuous Employment as of the date his employment terminates, the Participant shall be entitled to elect to receive a monthly Disability retirement benefit under the Plan. A Participant who retires as a result of a Disability may elect to begin receiving a Disability retirement benefit in the form of a single-life annuity on the first day of any month coincident with the month in which the Participant has satisfied all of the conditions to the receipt of benefits under the PaineWebber Long-Term Disability Plan (or would have satisfied all of such conditions if the Participant were covered by such plan). A Disability retirement benefit shall be in lieu of any other benefit payable under the Plan.

            (b) Amount of Disability Retirement Benefit. The monthly amount of a Participant's Disability retirement benefit payable under this Section 8 shall be equal to one-twelfth of the amount determined in accordance with the formula ((P x C x F) - R) x E, where P, C and E are as defined in Section 6, where R is as determined in Section 9, and where

                        F equals a fraction (not greater than one), the
                  numerator of which is the number of Years of Continuous Employment (not greater than fifteen) that the Participant would have had upon his attainment of Normal Retirement Date had he continued in the employ of PaineWebber to such date, and the denominator of which is fifteen.

            (c) Recovery from Disability. Any Participant who (i) terminated his Continuous Employment with PaineWebber by reason of Disability and (ii) recovers from such Disability and returns to employment with PaineWebber or any other employer before his Normal Retirement Date shall receive no further benefits pursuant to this Section 8. A Participant who resumes employment with PaineWebber after a Disability will become a Participant in the Plan with respect to Continuous Employment following the date of such reemployment only if designated a Participant in the manner contemplated by Section 3(c). A Participant whose Disability retirement benefit ends by operation of this
Section 8(c) may be eligible to elect to receive a normal retirement benefit under Section 6 or an early retirement benefit under Section 7; provided that the Participant has satisfied all of the Plan's eligibility requirements applicable to the receipt of such a benefit as of the last day of the month for which a Disability benefit is paid under this Section 8. For purposes of the previous sentence, a Participant's Continuous Employment shall include each month for which the Participant received a Disability benefit under this Section 8 plus each month of Continuous Employment otherwise credited under the Plan (other than by operation of this Section 8), but shall in no event include any period following the last day of the month for which a Disability benefit was paid under this Section 8.

            9. Other Retirement Income.

            (a) From Pension Plan and Any Other Pension Plan. For purposes of determining the retirement benefits paid under Section 6, Section 7, Section 8 and Section 10, "R" in the retirement income formula in each such section shall include the aggregate annual amount of the Other Retirement Income a Participant would be entitled to receive as a single-life annuity under the Pension Plan and any Other Pension Plan, as follows:

                        1. Calculations for Early and Normal Retirement. For
                  purposes of determining the retirement benefits paid under
                  Section 6, Section 7 or Section 10, the Other Retirement Income shall be calculated as if retirement income commences on the date of Retirement and as if no distributions of Other Retirement Income had been made from the Pension Plan or Other Pension Plan prior to Retirement.

            2. Calculations for Disability Retirement Prior to Attainment of Normal Retirement Date. For purposes of determining the retirement benefit paid under Section 8 prior to attainment of Normal Retirement Date, the Other Retirement Income shall equal the amount of the Disability retirement income a Participant is entitled to receive as a single-life annuity under the Pension Plan or any Other Pension Plan.

            3. Calculations for Disability Retirement on and After Attainment of Normal Retirement Date. For purposes of determining the retirement benefit paid under Section 8 on and after the attainment of Normal Retirement Date, the Other Retirement Income shall be calculated as if the Participant had remained in employment until the Normal Retirement Date, as if the Other Retirement Income had commenced at the Normal Retirement Date, and as if no distributions had been made prior to Retirement from the Pension Plan or Other Pension Plan.

If any Other Pension Plan does not provide benefits in the form of a single-life annuity, then the Actuary shall compute the single-life annuity which is the Actuarial Equivalent of such Other Pension Plan's normal form of benefit. If amounts determined under this Section 9(a) arise out of more than one plan, the provisions of this Section 9(a) shall be applied separately with respect to each such plan.

            (b) From Social Security. For purposes of determining the retirement benefit paid under Section 6, Section 7, Section 8 and Section 10, "R" in the retirement income formula in each such section shall also include the annual amount of the Other Retirement Income applicable to a Participant (excluding any benefit payable on behalf of a spouse or other dependent) under the Social Security Act as in effect on the date of the Participant's commencement of payments under the Social Security Act. The Other Retirement Income determined under this Section 9(b) shall be included in "R" in the applicable retirement formula only after the commencement date indicated below and shall not be redetermined subsequent to such commencement date.

                        1. Use of Participant's Actual Benefit from Social
                  Security. If a Participant has not delayed his retirement under Social Security beyond the earlier of his Social Security normal retirement age or the commencement of any Social Security disability benefit to such Participant, the Other Retirement Income shall be the initial amount actually paid to such Participant at the Participant's actual Social Security commencement date, if such Participant provides PaineWebber with a written statement documenting the amount so paid and the commencement date.

            2. Social Security Benefit Calculated by the Actuary. If a Participant's Social Security benefit is not determined in accordance with the paragraph 1, the Actuary shall estimate the amount and specify the commencement date of the Other Retirement Income on the basis of (A) such Participant's actual earnings history or (B) if such Participant does not provide such earnings history to PaineWebber, reasonable actuarial assumptions as applied to such Participant's earnings history with PaineWebber. The Actuary shall assume that the Participant commences his Social Security benefit at the later of (A) the earliest Social Security retirement date or (B) the date of Retirement, but (C) in no case later than the earlier of such Participant's Social Security normal retirement age or the commencement of any Social Security disability benefit to such Participant. The determination of the Actuary with respect thereto shall be final and binding on all interested persons absent manifest error.

            10. Death Benefit to Surviving Spouse.

            (a) Eligibility for Surviving Spouse Benefit. If (i) a Participant dies after having earned a vested Plan Benefit under the Plan and prior to Retirement and (ii) at the time of such Participant's death, the Participant is survived by a Spouse, then such Participant's surviving Spouse shall be entitled to a surviving Spouse's benefit in the amount determined in accordance with
Section 10(b).

            (b) Amount of Surviving Spouse Benefit. The monthly amount of a Spouse's Plan Benefit payable under this Section 10 shall be equal to fifty percent of one-twelfth of the amount of the retirement benefit which would have been payable to the Participant as if he had retired on the first day of the month following the month in which his death occurred in accordance to the formula ((P x C x F) - R) x E, where P, C and F are as defined in Section 6, where E is as determined in Section 7(c), and where

            R equals the amount determined in accordance with the provisions of Section 9, with the amount and commencement thereof based upon the deceased Participant's eligibility for such Other Retirement Income.

The payment of the Spouse's benefit shall commence on the first day of the month immediately following the later of (i) the death of the Participant and (ii) the date on which such Participant would have attained age fifty-five, and subsequent payments shall be made on the first day of each month thereafter, with the last payment being made on the first day of the month coinciding with or preceding the death of the Spouse. A surviving Spouse may not elect an optional form of benefit under Section 11 or a variable annuity.

            11. Forms of Payment.

            (a) Benefit Forms. Absent an election by a Participant in accordance with Section 11(b), the Plan Benefit under Section 6, 7 or 8, as the case may be, shall be paid monthly in the form of a single-life annuity, which shall be an annuity for the life of such Participant commencing with the retirement date selected by such Participant and ending on the first day of the month coincident with or immediately preceding the date of such Participant's death. In lieu of a single-life annuity, a Participant may elect at any time prior to the actual commencement of his Plan Benefit to receive the Actuarial Equivalent of his Plan Benefit paid in the form of any of the options set forth below:

                  1. Ten-Year Certain and Life Option. Under this option, a reduced monthly benefit shall be payable during the Participant's lifetime, but if the Participant dies before having received 120 monthly payments, the remaining number of payments shall be made to the Participant's Beneficiary. If the Participant and the Beneficiary (including any alternate Beneficiaries) all die before 120 payments have been made, the Actuarial Equivalent of the remaining payments shall be paid in a lump sum to the estate of the last to survive of the Participant and the Beneficiaries.

                  2. Contingent Annuitant Option. Under this option, a reduced monthly retirement benefit shall be payable during the Participant's lifetime, and upon his death 100%, 75% or 50%, as elected by the Participant, in writing, of the monthly benefit that had been payable to the Participant during his lifetime shall be paid to his designated Beneficiary, if such person survives the Participant, for the lifetime of such Beneficiary, with the last such payment being made on the first day of the month coincident with or immediately preceding the date of the Beneficiary's death.

When the Plan Benefit is reduced pursuant to Section 9 subsequent to its original commencement date, then the elected option shall also be reduced at such date by the same Actuarial Equivalent factor as was applied initially to the calculation of the optional form of benefit. If a Participant with a Disability elects an optional form of benefit, the payments following such Participant's death shall not be adjusted to reflect a redetermination of the amounts initially determined in Section 9 but shall only reflect the application, if any, of the percentage elected under Section 2.

            (b) Election Procedures. To be effective, all elections and designations made by Participants shall be (i) in writing, (ii) in a form satisfactory to the Plan Administrator and (iii) delivered to the Plan Administrator at least thirty days before the payment of the Participant's Plan Benefit is to commence. All elections and Beneficiary designations that are so effective shall revoke all prior elections and designations. A Participant's election of any optional form under this Section 11 may be made or cancelled and a new election made on any date which is at least thirty days prior to the date that the payment of the Plan Benefit is to commence. The election of a contingent annuitant option shall automatically become void if the designated Beneficiary dies prior to the Participant's Retirement.

            12. Variable Annuity Procedures.

            (a) Right to Elect. A Participant may elect to convert the retirement benefit otherwise payable to such Participant under the single-life annuity option or the contingent annuitant option to a variable annuity. A Participant's election of a variable annuity must be made in accordance with the election procedures specified in Section 11(b) and in accordance with such other procedures as the Plan Administrator may reasonably require.

            (b) Operational Procedures for the Variable Annuity. If a Participant elects a variable annuity, the Plan Administrator shall cause such Participant's variable annuity to be administered in any calendar year either
(i) through the actual investment of the Designated Portion of the Trust Fund ("Option A") or (ii) through the establishment of a Notional Account and the investment of the Notional Account in the manner directed by such Participant ("Option B"). The operational procedures applicable to Options A and B are as follows:

            Option A: If the Plan Administrator directs that the variable annuity shall be administered in accordance with Option A for a given calendar year, the Trustee, upon the instruction of the Plan Administrator, shall establish the Designated Portion of the Trust Fund and shall invest the assets constituting the Designated Portion of the Trust Fund in accordance with the investment directions received from the Participant who has elected the variable annuity or from an Investment Manager retained by the Participant for this purpose. The fair market value of the Designated Portion of the Trust Fund on the Initial Payment Date (or first Adjustment Date to which Option A applies) shall equal the Fixed Amount and shall initially consist of cash or cash equivalent assets of the Trust Fund. For as long as Option A is in effect, the monthly Plan Benefit payable to the Participant or such Participant's Beneficiary shall be paid only from the assets of the Designated Portion of the Trust Fund. If the Plan Administrator elects to continue Option A for a subsequent calendar year, then, on the Adjustment Date preceding the start of that calendar year, the Plan Administrator shall direct the Trustee to allocate sufficient cash or cash equivalent assets to the Designated Portion of the Trust Fund so that the value of the Designated Portion of the Trust Fund equals the Participant's Fixed Amount as of such Adjustment Date.

            Option B: If the Plan Administrator directs that the variable annuity shall be administered in accordance with Option B for a given calendar year, PaineWebber shall establish on its books a Notional Account as of the Initial Payment Date or Adjustment Date preceding the start of such calendar year. The value of the Notional Account on the Initial Payment Date (or first Adjustment Date to which Option B applies) shall equal the Fixed Amount. Prior to the establishment of the Notional Account, the Participant or an Investment Manager retained by the Participant for this purpose shall inform the Plan Administrator in writing as to the manner in which the amounts credited in the Notional Account are to be deemed invested, and the Notional Account shall be notionally invested in accordance with such written instructions. If no such written instructions are received for some or all of the Notional Account, the portion of the Notional Account for which no such instructions are received will be deemed invested in the money market funds available for investment of the assets of the Trust Fund. The Participant or the Investment Manager may thereafter change the manner in which the Notional Account is invested as of the last day of each month (or more frequently if permitted by the Plan Administrator). Any such change shall be communicated to the Plan Administrator in writing prior to the date such change is to become effective. For as long as Option B is in effect, the monthly Plan Benefit payable to the Participant or the Participant's Beneficiary shall be charged against the Notional Account as of the first day of the month for which such amounts are paid. If the Plan Administrator elects to continue Option B for a subsequent calendar year, then, on the Adjustment Date preceding the start of that calendar year, PaineWebber shall credit the Notional Account with a notional cash amount that is sufficient to cause the amount credited to the Notional Account as of the applicable Adjustment Date to equal the Participant's Fixed Amount as of that date.

The Trustee (in the case of Option A) or the Plan Administrator (in the case of Option B) may refuse to follow the investment directions received by a Participant or the Investment Manager retained by such Participant if the Trustee or Plan Administrator reasonably determines that such investment instructions would require the actual or deemed investment of assets (i) in securities of PWG or any of its Subsidiaries or affiliates (other than a Mutual Fund managed by an affiliate of PaineWebber), (ii) in securities or other property for which there is no readily ascertainable fair market value or that would require a private valuation or appraisal, or (iii) in securities or other property that could cause a loss to or impair the assets of the Trust Fund not allocated to the Designated Portion of the Trust Fund. If Option B applies, PaineWebber may (but need not) direct the Trustee to invest some or all of the assets of the Trust Fund in the manner in which the Notional Account is invested.

            (c) Variable Annuity Adjustments. For the period beginning on the Initial Payment Date and ending on the Initial Adjustment Date, the monthly retirement income amount paid to a Participant shall be determined without regard to the election of the variable annuity. On the Initial Adjustment Date and each Subsequent Adjustment Date thereafter, the monthly retirement income amount payable to such Participant for the calendar year following the Adjustment Date shall be determined in accordance with the formula (B/A x C), where

                        A equals the Account Balance as of the immediately
                  preceding Adjustment Date (or, in the case of the Initial Adjustment Date, as of the Initial Payment Date) compounded monthly from such date to the Adjustment Date at the Reference Rate and reduced for the benefit payments, each compounded monthly from the date of its payment to the Adjustment Date at the Reference Rate;

                        B equals the Account Balance on the Adjustment Date,
                  prior to adjustment in accordance with the last sentence of the Option A or Option B paragraph above, as the case may be;

                        C equals the monthly retirement income amount paid to a
                  Participant or Beneficiary during the calendar year preceding the applicable Adjustment Date.

The monthly retirement income amount for the calendar year following the Adjustment Date shall be determined in the manner specified above, and no further adjustments shall be made to such amount paid to the Participant until the next Adjustment Date.

            (d) Mortality Risk; Residual Assets. Any portion of the Designated Portion of the Trust Fund remaining after the payment of all benefits to the Participant and such Participant's Beneficiary shall continue to be held as part of the Trust Fund and shall be used to pay Plan Benefits to other Participants or shall revert to PaineWebber in accordance with the provisions of the Trust Agreement. PaineWebber shall continue to be obligated to pay benefits to the Participant and the Participant's Beneficiary if the Designated Portion of the Trust Fund shall not be sufficient to fund the benefits to such Participant or such Participant's Beneficiary solely as a result of the mortality assumptions used to calculate the Fixed Amount.

            (e) Death of a Participant. Upon the death of a Participant, the surviving Beneficiary, if any, shall receive monthly payments in accordance with the distribution option elected by such Participant but shall not be entitled to direct the investment of the Designated Portion of the Trust Fund or the Notional Account. The monthly retirement amounts charged against the Designated Portion of the Trust Fund or debited against the Notional Account shall thereafter refer to the monthly amount payable to the Beneficiary. On the Adjustment Date for the calendar year in which the date of such Participant's death occurs, the monthly amount payable to the Beneficiary shall be adjusted in the manner contemplated above; provided, however, that the Plan Administrator may provide that such Adjustment Date may be the last day of any month following the date of death of such Participant, if the Plan Administrator determines that such interim Adjustment Date is in the best interests of the Plan, the Beneficiary or PaineWebber or is necessary or advisable for the orderly administration of the Plan. The Plan Administrator may exercise such discretion without the approval of the Beneficiary. Following such adjustment, the monthly benefit paid to the Beneficiary shall remain fixed and shall not thereafter be adjusted.

            (f) Special Definitions. The following definitions are solely for the purposes of this Section 12.

            "Account Balance" means the fair market value of the Designated Portion of the Trust Fund or of the value of the Notional Account at any specified date.

            "Adjustment Date" means the Initial Adjustment Date and each Subsequent Adjustment Date.

            "Designated Portion of the Trust Fund" means a portion of the assets of the Trust Fund allocated to a sub-account in the Trust for purposes of funding a Participant's variable annuity in accordance with Option A.

            "Fixed Amount" means the Actuarial Equivalent of the then remaining Plan Benefit expressed as a lump sum as of the Initial Payment Date and as of each Adjustment Date, using the Plan Benefit for the subsequent year as determined as of the Adjustment Date in accordance with the formula in
      Section 12(c).

            "Initial Adjustment Date" means the last day of a calendar year in which the Initial Payment Date occurs or, if the last day of such calendar year occurs within less than three months following the Initial Payment Date, the last day of the next succeeding calendar year.

            "Initial Payment Date" means the first day of the month in which an annuity subject to this Section 12 is paid.

            "Mutual Fund" means an investment company registered under the Investment Company Act of 1940, as amended.

            "Notional Account" means the bookkeeping account established on the books and records of PaineWebber to record and administer Option B.

            "Reference Rate" means the annualized rate of return for the assets of the Pension Plan from the immediately preceding Adjustment Date (or, in the case of the Initial Adjustment Date, as of the Initial Payment Date) to the applicable Adjustment Date.

            "Subsequent Adjustment Date" means the last date of each calendar year beginning after the Initial Adjustment Date and ending with the calendar year in which occurs the date of death of the Participant.

            13. Change in Control. Anything in the Plan to the contrary notwithstanding, the provisions of this Section 13 shall apply in the event of a Change in Control to each Participant who is employed by PaineWebber immediately prior to the Change in Control.

            (a) Changes to the Vesting Schedule. As of the date of a Change in Control, each Participant shall be fully vested in his Plan Benefit.

            (b) Adjustment to the Service Fraction. As of the date of the Change in Control, each Participant shall be credited for purposes of "F" in the formula in Section 6(b) with Years of Continuous Employment equal to the sum of X and Y (but in no event greater than fifteen), where X equals the Years of Continuous Employment credited to the Participant under the Plan as of the date of the Change in Control and Y equals the number of Years of Continuous Employment such Participant would earn if his employment with PaineWebber continued uninterrupted from the date of the Change in Control to such Participant's Normal Retirement Date.

            (c) Elimination of Early Retirement Factors. If a Participant has at least five Years of Continuous Employment as of the date of the Change in Control, the following shall apply: (i) the early retirement factors in Section 7(c) shall not be applied in calculating the monthly retirement benefits payable to the Participant; and (ii) the Participant shall be eligible to commence receiving his Plan Benefit under Section 7 regardless of his age as of the first day of any month following the date his Continuous Employment terminates on or after the date of the Change in Control.

            (d) Effect on Section 5(d). On and after a Change in Control, the provisions of Section 5(d) shall cease to apply.

            (e) Lump-Sum Payment. If a Participant's employment with PaineWebber is terminated other than for Cause during the two-year period following a Change in Control, the Actuarial Equivalent of a Participant's Plan Benefit shall be paid to the Participant in a cash lump-sum within five days following the date of such termination of employment.

            (f) Required Trust Contribution. On the date of a Change in Control, PaineWebber shall contribute to the Trust a lump sum cash amount that shall be sufficient to cause the fair market value of the assets of the Trust Fund on the date of the Change in Control to equal 110% of the amount that would be the Plan's projected benefit obligation ("PBO") calculated as of such date. For purposes of the previous sentence, the PBO of the Plan shall be determined by the Actuary in accordance with the directives of Statement of Financial Accounting Standards No. 87, and after giving full effect to the provisions of this Section 13, except that the interest rate assumption used by the Actuary for purposes of calculating the PBO of the Plan shall be the lesser of (i) the interest rate utilized for purposes of calculating the PBO in the financial statements of PWG for the most recently completed fiscal year and (ii) 5%. The determination of the Actuary shall, absent manifest error, be final and binding on all interested persons. Thereafter, on each anniversary of the date of the Change in Control, PaineWebber shall make an additional cash contribution to the Trust Fund in an amount that shall be sufficient to cause the fair market value of the assets of the Trust Fund as of such anniversary date to equal 110% of the PBO calculated as of such date, determined in accordance with the provisions of this Section 13(f).

            (g) Investment of Trust Fund Assets. On and after a Change in Control, the assets of the Trust Fund shall be invested at the direction of the Trustee, except that any portion of the Trust Fund allocated to a sub-account in accordance with Section 12 in connection with a Participant's election of a variable annuity shall continue to be invested in accordance with the investment directions received from the Participant or from an Investment Manager retained by the Participant for this purpose. Following a Change in Control, the Plan Administrator may not elect to have Option B apply with respect to any Participant who has elected or who subsequently elects a variable annuity, and Option A shall commence to apply as of the date of the Change in Control in respect of any Participant who has elected a variable annuity and for which Option B applies as of the date of the Change in Control.

            14. Trust Fund.

            (a) Contributions. Subject to Section 13(f), PaineWebber may from time to time contribute such cash or other property to the Trust for the purpose of providing assets to satisfy its obligations under the Plan. To the extent that the assets of the Trust Fund are not sufficient to satisfy all of PaineWebber's obligations under the Plan, such obligations shall be satisfied in full from the general assets of PaineWebber.

            (b) Assets of the Trust Fund. The assets of the Trust Fund shall be held by the Trustee and shall be invested in accordance with the investment policy communicated to the Trustee by the Compensation Committee or in accordance with the directions of an Investment Manager appointed by the Compensation Committee to direct the Trustee with respect to the investment of some or all of the assets of the Trust Fund. If a portion of the Trust Fund is allocated to a sub-account in accordance with Section 12 in connection with a Participant's election of a variable annuity, the assets credited to that sub-account shall be invested in accordance with the investment directions received from the Participant or from an Investment Manager retained by the Participant for this purpose.

            15. Actuarial Equivalent. For purposes of the Plan, "Actuarial Equivalent" forms of benefit shall be determined as follows:

                        (i) For purposes of calculating optional forms of
                  benefits (including option payment forms of Other Retirement Income and the lump-sum payment contemplated by Section 13(e) above): in accordance with the factors, assumptions and methodologies applicable to such calculations under the Pension Plan; and

                        (ii) For the purpose of calculating the Fixed Amount
                  under Section 12: in accordance with the interest rate and other assumptions relevant to a retired participant that are used for the funding standard account of the Pension Plan in the plan year of the Pension Plan ending nearest to the Adjustment Date.

            16. Amendment and Termination. The Board or the Compensation Committee may, at any time and from time to time, amend, modify or terminate the Plan, in whole or in part, in any manner, whether prospectively or retroactively; provided, however, that no amendment may reduce the accrued benefits of any Participant without the Participant's written consent.

            17. Claims Procedure.

            (a) Initial Claim. All claims for benefits under the Plan shall be submitted in writing to the Plan Administrator on the form prescribed for that purpose by the Plan Administrator. Written notice of the Plan Administrator's decision regarding the application for benefits shall be furnished to the claimant within ninety days after receipt of the claim; provided, however, that, if special circumstances require an extension of time for processing the claim, an additional ninety days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial ninety-day period indicating the special circumstances requiring an extension. Any written notice denying a claim shall set forth the reasons for the denial, including specific reference to pertinent provisions of the Plan on which the denial is based, a description of any additional information necessary to perfect the claim and information regarding review of the claim and its denial.

            (b) Appeal to the Compensation Committee. A claimant may review all pertinent documents and may request a review by the Compensation Committee of a decision denying the claim. Such a request shall be made in writing and filed with the Compensation Committee within sixty days after delivery to the claimant of written notice of the decision of the Plan Administrator. Such written request for review shall contain all additional information that the claimant wishes the Compensation Committee to consider. The Plan Compensation Committee may hold a hearing or conduct an independent investigation, and the decision on review shall be made as soon as possible after the Compensation Committee's receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant within sixty days after receipt by the Compensation Committee of a request for review, unless special circumstances require an extension of time for processing, in which event an additional sixty days shall be allowed for review, and the claimant shall be so notified in writing. Written notice of the decision on review shall include specific reasons for the decision.

            (c) Finality. For all purposes under the Plan, such decision by the Plan Administrator on claims (where no review is requested) and decision by the Compensation Committee on review (where review is requested) shall be final, conclusive and binding on all interested persons as to participation and benefits eligibility, the amount of benefits and any other matter of fact or interpretation relating to the Plan.

            18. Miscellaneous.

            (a) No Right to Continued Employment. To the extent of any retirement benefits or other rights accrued hereunder, the Plan shall be deemed to constitute a contract between PWG and the Participant, and the Plan (to the extent of such accrued or other benefits) shall be part of the consideration or inducement for the employment of such Participant by PaineWebber. Notwithstanding the foregoing, nothing contained in the Plan shall be deemed (i) to give any person the right to be retained in the employ of PaineWebber or (ii) to interfere with the right of PaineWebber to discharge any person at any time without regard to the effect which such discharge shall have upon his rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights which any Participant may have against PaineWebber by reason of any employment or other agreement with PaineWebber.

            (b) Spendthrift Provision. To fully protect the benefits hereunder against claims of all kinds, direct or otherwise, none of the retirement benefits provided hereunder to any person shall be assignable or transferable voluntarily, nor shall they be subject to the claims of any creditor whatsoever, nor subject to attachment, garnishment or other legal process by any creditor or to the jurisdiction of any bankruptcy court or insolvency proceedings by operation of law or otherwise, and no person shall have any right to alienate, anticipate, pledge, commute, or encumber any of such benefits voluntarily or involuntarily; provided, however, that, as long as no Change in Control has occurred, such payments may be subject to set off or counterclaim by, or on behalf of, PaineWebber.

            (c) Payment of Expenses. All expenses incurred in connection with the operation and administration of the Plan or the investment of any assets of the Trust Fund, including, but not limited to, the compensation of any Trustee, Investment Advisor, any Actuary, accountant, counsel, other experts or persons who shall be employed by the Compensation Committee or the Plan Administrator in connection with the operation or administration of the Plan, shall be paid by PaineWebber, unless paid from the Trust Fund in accordance with the provisions of the Trust Agreement.

            (d) Payment of Taxes. If any amounts held in the Trust Fund are found in a "determination," within the meaning of Section 1313(a) of the Code, to have been includible in the gross income of a Participant or the Participant's Beneficiary prior to the date such amounts are otherwise payable to the Participant or the Participant's Beneficiary under the Plan, then PWG will, as soon as practicable, (i) pay such amounts to the applicable Participant or Beneficiary or (ii) notify the Trustee to pay such amounts to the Participant or the Participant's Beneficiary for the assets of the Trust. The provisions of this Section 18(d) shall not apply to any FICA and HI Taxes owed by the Participant or the Participant's Beneficiary. Promptly after receipt by the Participant or the Participant's Beneficiary of written notice of the assertion of any claim, or the commencement of any suit, action, proceeding, investigation or audit in respect of which the Participant or the Participant's Beneficiary could receive a distribution under this Section 18(d), the Participant or the Participant's Beneficiary shall give written notice to PWG of the assertion or commencement thereof. PWG shall have the right (at its own expense) to participate in, assume the defense of and control any such suit, action, proceeding, investigation or audit. If PWG assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by PWG without the Participant's or the Beneficiary's consent (which shall not be unreasonably withheld) and (b) no compromise or settlement thereof may be effected by the Participant or the Participant's Beneficiary without the consent of PWG (which shall not be unreasonably withheld). If PWG elects to assume the defense of such action, the Participant or the Participant's Beneficiary may employ his own counsel, at his own expense, to participate in a secondary role in such defense. If written notice is given to the Participant or Participant's Beneficiary of the assertion of any claim, or the commencement of any suit, action, proceeding, investigation or audit, and PWG does not, within ten days after the Participant's or Beneficiary's written notice to PWG together with reasonably complete details of the claim, suit, action, proceeding, investigation or audit, give written notice to the Participant or Participant's Beneficiary of its election to assume the defense thereof, PWG shall be bound by any determination made in such claim, suit, action, proceeding, investigation or audit or any compromise or settlement thereof effected by the Participant or Participant's Beneficiary.

            (e) Unfunded. It is intended that the Plan shall be unfunded for purposes of the Code and ERISA.

            (f) Unsecured Promise to Pay. The Plan shall constitute an unsecured promise by PaineWebber to make benefit payments in the future pursuant to the terms hereof, and each Participant's interest in the Plan shall be solely that of an unsecured general creditor of PWG.

            (g) Successors. PWG shall require any successor to all or substantially all of the business or assets of PaineWebber expressly to assume the Plan and all of PaineWebber's obligations under the Plan.

            (h) Tax Withholding. There shall be deducted and withheld from all benefit payments (and remitted to the appropriate taxing authority) any taxes required, in the reasonable judgment of the Plan Administrator, to be deducted and withheld for payment to any federal, state, local or other taxing authority.

            (i) Headings and Captions. The titles to the sections in the Plan are for convenience of reference only, and, in case of any conflict, the text of this instrument, rather than such titles or headings, shall control.

            (j) Governing Law. This Plan, the Trust Agreement and all provisions thereof shall be construed and administered according to the laws of the State of New York without regard to the choice of law principles thereof.

                                          PAINE WEBBER GROUP INC.

                                          By:
                                             -------------------
                                             Name:
                                             Title: